UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Global Stock Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Most global stock indexes lost ground in a volatile period. Fearing a global recession, investors flocked into defensive sectors where we had little exposure. We were also disadvantaged by poor-performing financial and health care stocks. Nonetheless, we took advantage of the broad equity market sell-off in early 2016 by purchasing discounted stocks with favorable industry profiles that we believe will add significant value over time.

Your fund returned -1.29% for the six-month period ended April 30, 2016. (Results for the Advisor Class shares were slightly lower, reflecting a higher expense ratio.) The fund underperformed the MSCI All Country World Index benchmark but outperformed the Lipper Global Multi-Cap Growth Funds Average. Stock selection primarily accounted for the fund’s underperformance of the benchmark index.

It has been nearly four years since I assumed the role of chairman of the fund’s Investment Advisory Committee, and in that time, our research team and I have concentrated on creating a focused portfolio of companies in which we have a great deal of conviction. These holdings include mid- and smaller-cap growth stocks as well as large-cap companies with good long-term potential. We attempt to identify innovative industries and companies with new product cycles, improving returns on capital, and growing market share. In short, the fund is a focused, multi-cap, global portfolio representing our best investment ideas.

MARKET REVIEW

Global markets experienced extreme volatility over the six-month period ended April 30, 2016. Equities in the final three months of 2015 were driven higher by better-than-expected corporate earnings, strong sector performance in all but energy-related stocks, and easing of monetary policy around most of the world. However, amid a slowdown in China’s economic growth and subsequent fears of a coming global recession, equity markets sold off in the first six weeks of 2016, and investors sought out safer-haven investments. Weakness in financial, commodity, and energy stocks punished both emerging and developed markets equities.

A vigorous rally in March helped to erase many of the losses from the beginning of the year and blunted concerns of a pending global recession. Economic data improved toward the end of the period as low energy prices helped boost consumer confidence in developed markets. Some emerging markets that purchase oil were big beneficiaries of the drop in crude prices. Utilities, telecommunication services, and energy stocks were the biggest beneficiaries of the March rally.

PORTFOLIO STRATEGY AND REVIEW

We believe that periods of volatility provide great investment opportunities for the portfolio. While investors rushed out of equities in early 2016 looking for perceived safe havens amid low oil prices and global recessionary fears, our team searched for mispriced stocks that would put our clients on the right side of change. We have, as a matter of course, the luxury to travel around the world to get ground-level perspectives of equities that, in our belief, have the right amount of risk well worth taking.

Our philosophy is to take the broad opportunity set that T. Rowe Price addresses across market capitalization ranges and regions and then make informed choices that we believe will have a positive impact on your existing portfolio. The fund is not a substitute for a large-cap growth portfolio or an emerging markets product. It does not fit easily into a style box. Instead, its purpose is to invest in a focused group of 65 to 75 global stocks representing our best ideas.

The portfolio over the past six months was driven from the bottom up, and we trimmed and eliminated some of our winners that no longer fit into our long-term growth strategy. We added a number of new positions in high-quality names that were trading at more attractive prices, relative to earlier periods in 2015. We also modestly shifted some of our sector weights to better reflect our ongoing strategy.

We reduced our exposure to health care as we believe that valuations have become rich amid uncertainty about future drug pricing. We are also mindful that a potential shift in regulatory policy following the presidential election could further impact pricing models. We increased our exposure to information technology as greater connectivity, mobility, and the use of cloud software applications are showing signs of becoming sustainable long-term trends, particularly in Asia.

Financials was not a winning sector for the portfolio. Prior to the market sell-off in early January, we believed that 2016 would be the beginning of a trajectory of rising interest rates. Given that the long-awaited rate hike by the U.S. Federal Reserve occurred in December, we believed financial stocks were poised to benefit. We were wrong. After China devalued its currency and its stock market breakers sounded the alarm in January, momentum and incentive for another rate increase were lost. We believe that we will be in a lower-for-longer interest rate environment, but our view is that expectations of rate increases will likely creep up each quarter as we move forward.

Regionally, we did not make significant changes within the portfolio. More than half of the portfolio is concentrated in North America-based equities, as we believe that U.S. growth, while slow, still presents the best opportunities. We have added selectively to holdings in developed Europe, where we view the economy as steadily getting better. Japan remains a weak growth opportunity, and our interests are solely stock specific. Emerging market valuations derated markedly during the period, but we are taking a cautious view of the region, and our focus has been on high-quality stocks that are, largely, pegged to consumer consumption and not industrial production.

Amazon.com remains our fund’s largest holding, and we added to our position in the first quarter given our positive views about the stock’s potential upside. The stock was a strong performer in the fourth quarter of 2015 but was punished in the broad market equity sell-off in early 2016. But we believe that Amazon’s dominant position in the market, as well as its continuing growth in e-commerce and cloud capabilities, is a compelling story. Additionally, its Amazon Web Services segment is particularly underappreciated by the market, and we believe that it will be a primary driver of future growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consumer discretionary stock Coach was one of the strongest contributors within the portfolio. Coach is in the middle of a business turnaround, and we believe its restructuring plan—which includes cost reductions, store closings, and strategic acquisition in the boot footwear niche—bodes well for future growth for the fashion brand. We have added to our position in Coach as it moves ahead on its successful plan to restore its premium exclusivity reputation.

Within the information technology sector, we initiated a position in the Netherlands-based semiconductor equipment company NXP Semiconductors. We believe the market was undervaluing the stock after the firm issued guidance in October that was significantly below analysts’ estimates amid a buildup of industry wide inventory. A significant portion of NXP’s business is exposed to the automotive industry, which has a growing need for advanced driver assistance systems, in-vehicle networking between different car systems, and infotainment. We believe that sales for chips in the automotive segment will continue to rise as cars become more dependent on complicated systems to satisfy customer demand. In addition, NXP’s purchase of Texas-based rival Freescale Semiconductor during the period could propel the firm to outgrow the industry and drive double-digit earnings growth.

We initiated a position in home improvement chain Lowe’s, after it was punished by the broad-based market sell-off in January. The ongoing rebound in U.S. home prices, combined with better inventory management and operating expense reductions at the company, will prove to be a good investment in the portfolio, in our opinion.

We also capitalized on lower oil prices by adding to our position in J.B. Hunt Transport Services, a diversified company that provides rail intermodal, truckload, and freight brokerage services. We expect growth to accelerate in 2016 as its intermodal segment experiences tailwinds from better pricing and a recovery in service and freight volumes.

Specialty coffee producer Keurig Green Mountain was a standout contributor within the consumer staples sector. We eliminated our position in the fourth quarter of 2015, after the stock surged amid interest from an investor group to take the company private.

We also eliminated our position in the professional networking site LinkedIn, which weighed heavily on performance. The stock was the largest single detractor in the portfolio’s underperformance. We lost our conviction in the professional network after it reported dramatically weaker first-quarter and fiscal year 2016 guidance amid a deceleration of revenue growth, lower advertising, and concerns over the number of page views. It was on that news that the stock dipped to near-three-year lows, and we lost our conviction that LinkedIn would monetize its base operations as strongly as we earlier thought. After selling our position in Ctrip.com last year, we began accumulating shares in China’s largest online travel agency after the stock’s price pulled back significantly, which made valuation a more compelling opportunity.

Among financials, we trimmed our position in JPMorgan Chase, a top holding, amid greater uncertainty about expected improvement in its earnings due, in part, to low interest rates. We expect it to outperform once the Federal Reserve moves to normalize rates.

Within health care, we eliminated UnitedHealth Group and used the proceeds to initiate a position in U.S. managed care provider Aetna. We think the company will experience accelerated earnings growth as health insurance adoption continues to increase in the U.S., and the firm’s planned merger with Humana will also create a variety of operational synergies that will boost earnings.

INVESTMENT OUTLOOK

Given the current environment of low interest rates and tepid growth, we believe equities hold more relative attraction than other asset classes. We believe there are good opportunities in the market to acquire growth stocks at cheaper levels than a year ago. They will be harder to find, but we are well equipped to search for companies and industries that are poised to expand market share and earnings growth.

The U.S. economy’s slow and steady growth pace is set to continue this year, in our view. We do not believe the country is heading into a recession. Employment numbers are good, and the rate of new job openings remains on pace to continue. Low energy prices and rising housing prices are helping fortify consumer confidence. Europe, too, is expected to continue its steady improvement, supported by aggressive quantitative easing, diminished fiscal headwinds, an improving credit environment, and lower energy costs.

Japan’s outlook is not as strong. So far, monetary stimulus has not worked to reignite its economy. Even with the Bank of Japan’s move toward negative overnight deposit rates, the yen, seen as a safe-haven currency, has surprisingly reversed course and strengthened against the U.S. dollar. We expect Japan to continue to exercise monetary and fiscal stimulus in an effort to achieve better economic growth, but progress is likely to remain slow if the yen does not weaken.

The emerging markets offer a number of substantially cheap valuation opportunities, but volatile commodity prices and political developments in key countries warrant a selective investment approach. Persistent low interest rates in the developed world, rebounding currencies, and a more stable, albeit lower-growth China, could support emerging market returns.

Over the long term, we think the global economy will reach equilibrium: Prices will stabilize, productivity and populations will grow, and innovation will continue to drive global growth. Given our robust global research platform and collective investment experience, we are confident in our ability to find stocks with improving and durable growth characteristics that will allow them to deliver superior long-term returns before their potential becomes obvious to other investors.

Respectfully submitted,

David J. Eiswert
Chairman of the fund’s Investment Advisory Committee

May 16, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Amazon.com, United States	5.0%
Morgan Stanley, United States	3.1
Juniper Networks, United States	3.0
Coach, United States	2.8
NXP Semiconductors, Netherlands	2.5
Priceline, United States	2.5
Alphabet, United States	2.2
Intesa Sanpaolo, Italy	2.1
TD Ameritrade Holding, United States	2.1
AIA Group, Hong Kong	2.0
Danaher, United States	2.0
Diageo, United Kingdom	2.0
Tencent Holdings, China	2.0
MasterCard, United States	2.0
CME Group, United States	1.8
Total, France	1.7
Lowe's, United States	1.7
HDFC Bank, India	1.7
Allegion, United States	1.5
salesforce.com, United States	1.5
Middleby, United States	1.5
Bristol-Myers Squibb, United States	1.5
Hikma Pharmaceuticals, United Kingdom	1.5
ASML Holding, Netherlands	1.5
Aetna, United States	1.5
Total	52.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 27.26	$ 25.84	$ 22.83	$ 17.33	$ 16.99	$ 17.62
Investment activities						
Net investment income(1)	0.04	0.09	0.08	0.08	0.11	0.12
Net realized and unrealized gain / loss	(0.39)	1.51	3.00	5.59	0.35	(0.65)
Total from investment activities	(0.35)	1.60	3.08	5.67	0.46	(0.53)
Distributions						
Net investment income	(0.09)	(0.07)	(0.05)	(0.14)	(0.12)	(0.08)
Net realized gain	–	(0.11)	(0.02)	(0.03)	–	(0.02)
Total distributions	(0.09)	(0.18)	(0.07)	(0.17)	(0.12)	(0.10)
NET ASSET VALUE						
End of period	**$ 26.82**	**$ 27.26**	**$ 25.84**	**$ 22.83**	**$ 17.33**	**$ 16.99**

Ratios/Supplemental Data

Total return(2)	(1.29)%	6.27%	13.52%	32.96%	2.79%	(3.03)%
Ratio of total expenses to average net assets	0.90%(3)	0.89%	0.89%	0.91%	0.88%	0.87%
Ratio of net investment income to average net assets	0.30%(3)	0.33%	0.32%	0.38%	0.64%	0.67%
Portfolio turnover rate	75.5%	136.5%	137.5%	156.4%	84.2%	71.4%
Net assets, end of period (in thousands)	$ 510,402	$ 517,763	$ 486,426	$ 505,621	$ 472,069	$ 617,555

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 1.2%		
Common Stocks 1.2%		
James Hardie Industries, GDR	434,250	6,118
Total Australia (Cost $5,284)		6,118
BRAZIL 1.0%		
Common Stocks 1.0%		
Itau Unibanco Holding, ADR (USD) (1)	530,900	5,060
Total Brazil (Cost $3,999)		5,060
CHINA 4.4%		
Common Stocks 4.3%		
58.com, ADR (USD) (1)(2)	126,300	6,902
Ctrip.com International, ADR (USD) (1)(2)	111,000	4,841
Tencent Holdings (HKD)	511,800	10,386
		22,129
Convertible Preferred Stocks 0.1%		
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15 Cost $552 (USD) (2)(3)(4)	20,122	769
		769
Total China (Cost $21,608)		22,898
FINLAND 0.9%		
Common Stocks 0.9%		
Sampo, A Shares (1)	111,878	4,885
Total Finland (Cost $5,168)		4,885

ITALY 3.1%

Common Stocks 3.1%

Intesa Sanpaolo	3,935,601	10,906
Moncler	314,976	5,107
Total Italy (Cost $17,629)		16,013

JAPAN 4.0%

Common Stocks 4.0%

Asics	110,000	2,175
Calbee	135,900	5,344
Keyence	8,900	5,300
Suntory Beverage & Food	134,600	6,010
Temp Holdings	139,700	2,081
Total Japan (Cost $19,174)		20,910

NETHERLANDS 4.0%

Common Stocks 4.0%

ASML Holding (2)	79,051	7,640
NXP Semiconductors (USD) (2)	150,400	12,826
Total Netherlands (Cost $19,215)		20,466

SINGAPORE 0.2%

Common Stocks 0.0%

Flipkart, Acquisition Date: 3/19/15, Cost $111 (USD) (2)(3)(4)	978	118
		118

Preferred Stocks 0.2%

Flipkart, Series A, Acquisition Date: 3/19/15 Cost $38 (USD) (2)(3)(4)	334	40
Flipkart, Series C, Acquisition Date: 3/19/15 Cost $67 (USD) (2)(3)(4)	589	71

TAIWAN 0.7%		
Common Stocks 0.7%		
Catcher Technology	532,000	3,744
Total Taiwan (Cost $4,671)		3,744
UNITED ARAB EMIRATES 1.1%		
Common Stocks 1.1%		
DP World (USD)	297,135	5,616
Total United Arab Emirates (Cost $4,979)		5,616
UNITED KINGDOM 5.5%		
Common Stocks 5.5%		
Diageo	385,126	10,388
Hikma Pharmaceuticals	238,717	7,688
Petra Diamonds	2,001,891	3,451
Royal Dutch Shell, B Shares, ADR (USD)	124,100	6,621
Total United Kingdom (Cost $28,539)		28,148
UNITED STATES 57.1%		
Common Stocks 57.1%		
Aetna	67,600	7,589
Alexion Pharmaceuticals (2)	37,100	5,167
Allegion	119,200	7,802
Alphabet, Class A (2)	16,300	11,538
Amazon.com (2)	39,410	25,994
Apple	12,700	1,191
Bluebird Bio (2)	58,200	2,581
Bristol-Myers Squibb	106,900	7,716
Charter Communications, Class A (2)	6,100	1,295
Chipotle Mexican Grill (2)	10,900	4,589

Zoetis	7,700	362
Total United States (Cost $289,905)		294,924
SHORT-TERM INVESTMENTS 0.6%		
Money Market Funds 0.6%		
T. Rowe Price Reserve Investment Fund, 0.31% (5)(6)	3,137,977	3,138
Total Short-Term Investments (Cost $3,138)		3,138
SECURITIES LENDING COLLATERAL 3.0%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 3.0%		
Short-Term Funds 3.0%		
T. Rowe Price Short-Term Reserve Fund, 0.34% (5)(6)	1,548,274	15,483
Total Investments through Securities Lending Program with JPMorgan Chase Bank		15,483
Total Securities Lending Collateral (Cost $15,483)		15,483
Total Investments in Securities 102.9% of Net Assets (Cost $516,582)		**$ 531,426**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) All or a portion of this security is on loan at April 30, 2016 -- total value of such securities at period-end amounts to $14,767. See Note 3.

(2) Non-income producing

(3) Level 3 in fair value hierarchy. See Note 2.

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,885 and represents 0.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/16	Year Ended 10/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 748	$ 1,677
Net realized gain	151	35,368
Change in net unrealized gain / loss	(8,260)	(6,955)
Increase (decrease) in net assets from operations	(7,361)	30,090
Distributions to shareholders		
Net investment income		
Investor Class	(1,715)	(1,312)
Advisor Class	(10)	(4)
Net realized gain		
Investor Class	–	(2,062)
Advisor Class	–	(6)
Decrease in net assets from distributions	(1,725)	(3,384)
Capital share transactions*		
Shares sold		
Investor Class	36,639	63,037
Advisor Class	3,371	1,580
Distributions reinvested		
Investor Class	1,639	3,231
Advisor Class	10	10
Shares redeemed		
Investor Class	(36,504)	(61,600)
Advisor Class	(333)	(378)
Redemption fees received	22	30
Increase in net assets from capital share transactions	4,844	5,910
Net Assets		
Increase (decrease) during period	(4,242)	32,616
Beginning of period	520,534	487,918
End of period	**$ 516,292**	**$ 520,534**
Undistributed net investment income	205	1,182

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has two classes of shares: the Global Stock Fund original share class, referred to in this report as the Investor Class, incepted on December 29, 1995, and the Global Stock Fund–Advisor Class (Advisor Class), incepted on April 28, 2006. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. The Investor Class does not pay Rule 12b-1 fees.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2016, totaled $17,000 for the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 13% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2016, the value of loaned securities was $14,767,000; the value of cash collateral and related investments was $15,483,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $383,419,000 and $380,801,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2015, the fund had $115,567,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At April 30, 2016, the cost of investments for federal income tax purposes was $518,281,000. Net unrealized gain aggregated $13,159,000 at period-end, of which $34,944,000 related to appreciated investments and $21,785,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and $29,110,000 of foreign capital loss carryforwards, including $24,160,000 that expire in 2017, $1,651,000 that expire in 2019, $826,000 that expire in 2020, $8,000 that expire in 2021, $2,171,000 that expire in 2022, and $294,000 that expire in 2024.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through February 28, 2018. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were waived/paid Price Associates during the six months ended April 30, 2016 and remain subject to repayment by the fund. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $4,000 remain subject to repayment by the fund at April 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $203,000 for T. Rowe Price Services, Inc.; and $57,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Hong Kong Limited (Subadvisor) on behalf of the fund. The Board noted that the Advisor had initially entered into the Subadvisory Contract with the Subadvisor, effective March 1, 2016, to allow limited investment decisions and the facilitation of trading through T. Rowe Price’s Hong Kong office. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a expense limitation agreed to by the Advisor with respect to the Advisor Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (for both classes) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016